SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 31, 2003

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               Initial Depositor
             (Exact name of registrant as specified in its charter)

                         B2B Internet HOLDRS (SM) Trust
                     [Issuer with respect to the receipts]

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                   333-96063
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
             (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

        99.1 B2B Internet HOLDRS Trust Prospectus dated July 7, 2003 updating the Prospectus dated March 12, 2002.

        99.2 B2B Internet HOLDRS Trust Prospectus Supplement dated July 31, 2003 to Prospectus dated July 7, 2003.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  August 13, 2003                          By:  /s/ MITCHELL M. COX
                                                   -----------------------------
                                                   Name:  Mitchell M. Cox
                                                   Title: Attorney-in-Fact

                                 EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) B2B Internet HOLDRS Trust Prospectus dated July 7, 2003 updating the Prospectus dated March 12, 2002.

(99.2) B2B Internet HOLDRS Trust Prospectus Supplement dated July 31, 2003 to Prospectus dated July 7, 2003.